October 14, 2025

Lafayette Square Loan Servicing, LLC
Lafayette Square USA, Inc.
PO Box 25250
PMB 13941
Miami, Florida 33102-5250
Attention: Susan Golden

Re: Independent Director

Ladies and Gentlemen:

Reference is made to (i) that certain Term Loan and Security Agreement dated as of December 3, 2021, as amended from time to time, including, as most recently amended pursuant to that certain Ninth Amendment and Waiver dated as of October [14], 2025 (the “Ninth Amendment”, and such Term Loan and Security Agreement, as so amended from time to time, the “Loan and Security Agreement”), by and among Direct Digital Holdings, LLC, a Texas limited liability company (“Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, and HM, “Guarantors” and each individually a “Guarantor” and together with the Borrower, collectively, the “Credit Parties”, and each a “Credit Party”), the lenders from time to time party thereto (the “Lenders”) and Lafayette Square Loan Servicing, LLC, as agent for the Lenders (the “Agent”) and (ii) that certain Certificate of Designation of Series A Convertible Preferred Stock dated as of August 8, 2025 (the “Original Certificate of Designation”). Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Loan Agreement as of the date hereof or the Original Certificate of Designation, as applicable.

In consideration of the agreement by Agent and the Lenders to enter into the Ninth Amendment and the transactions contemplated therein, the parties agree that (i) as promptly as practicable following with Ninth Amendment Date, the board of directors of DDH Holdings shall be reconstituted to include at all times thereafter an independent director acceptable to Agent (the “Independent Director”), unless otherwise approved by the Agent in writing and (ii) prior to commencing any case under the Bankruptcy Code or Debtor Relief Laws, the Governing Documents of DDH Holdings shall be amended to provide (and shall continue to require at all times thereafter unless otherwise approved by the Agent in writing) that the unanimous consent of the board of directors of DDH, including the consent of the Independent Director, shall be required to approve any action or item related to (a) the restructuring and refinancing of the Credit Parties’ Indebtedness, including overseeing and implementing any capital raise or recapitalization of the Credit Parties’ balance sheets, (b) the sale of any Credit Party (including declining a purchase or bona fide offer therefor), and (c) any filing of any Credit Party under the Bankruptcy Code or other Debtor Relief Laws now or hereafter in effect (including but not limited to a chapter 11 bankruptcy) or consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of any Credit Party’s property. In connection with the foregoing subsection (i), pursuant to Section 9(a) of the Original Certificate of Designation, Lafayette Square USA, Inc., in its capacity as the Requisite Holders hereby consents to the increase in the size of the board of directors of DDH Holdings by the appointment of the Independent Director.

Except as expressly set forth herein, this letter agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan and Security Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan and Security Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

This letter agreement shall in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.
Please confirm that the foregoing is our mutual agreement and understanding by signing and returning to us an executed counterpart of this letter.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

159823.01008/154795420v.3

Very truly yours,

DIRECT DIGITAL HOLDINGS, LLC

By:
Name: Keith Smith
Title: President
DIRECT DIGITAL HOLDINGS, INC.

By:
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC

By:
Name: Keith Smith
Title: President
HUDDLED MASSES LLC

By:
Name: Keith Smith
Title: President
ORANGE142, LLC

By:
Name: Keith Smith
Title: President

[Signature Page to Amended and Restated Side Letter re Independent Director]

AGREED AND ACCEPTED this ____ day of October, 2025:

LAFAYETTE SQUARE LOAN SERVICING, LLC
By:
Name: Philip Daniele
Title: Chief Risk Officer

LAFAYETTE SQUARE USA, INC., as Lender and as the Requisite Holders
By:
Name: Philip Daniele
Title: Chief Risk Officer

[Signature Page to Amended and Restated Side Letter re Independent Director]